UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) May 20, 2010

SRI/SURGICAL EXPRESS, INC.

(Exact Name of Registrant as specified in Charter)

Florida	000-20997	59-3252632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12425 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices)

(813) 891-9550

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of SRI/Surgical Express, Inc. (the “Company”) held on May 20, 2010, the shareholders elected Michael D. Israel and Wayne R. Peterson as directors of the Company to serve until the 2013 annual meeting of shareholders. The final voting results in this election were as follows:

Director	Votes For	Votes Against or Withheld	Abstentions	Broker Non-Votes
Michael D. Israel	3,681,237	720,501	-0-	1,294,185
Wayne R. Peterson	3,224,077	1,177,661	-0-	1,294,185

James T. Boosales, James M. Emanuel, Charles W. Federico, Charles T. Orsatti and Gerald Woodard continue to serve as directors of the Company.

Shareholders also ratified the appointment of Grant Thornton LLP as the Company’s independent auditors. The final voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Grant Thornton LLP	5,543,522	1	152,400	-0-

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SRI/SURGICAL EXPRESS, INC.
(Registrant)

Dated: May 24, 2010	By:	/s/ Mark R. Faris
Mark R. Faris
Chief Financial Officer